UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2016

Loomis Sayles Core Plus Bond Fund

Portfolio Review  page 1

Portfolio of Investments  page 11

Financial Statements  page  29

Notes to Financial Statements  page 37

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA®	Class A	NEFRX
Richard G. Raczkowski	Class C	NECRX
Loomis, Sayles & Company, L.P.	Class N	NERNX
	Class Y	NERYX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation

Market Conditions

Early in the period, the Federal Reserve (the Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets, and riskier assets rebounded strongly. Volatility spiked temporarily in June, following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to their 12-month gains.

After declining through mid-February, U.S. high yield became a favored asset, producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) traded inside the long-term average but remained above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period due to investor demand for yield. Investment-grade corporate bonds also performed well during the period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (greater price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall, returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Core Plus Bond Fund returned 8.90%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.19%.

Explanation of Fund Performance

The fund’s longer duration contributed to performance as the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened. Rates at the long end of the yield curve generally moved lower. In addition, the fund’s out-of-benchmark exposure to high yield securities, particularly industrials and financials, generated positive absolute and relative results. Securities in the metals and mining and energy industries were among the greatest contributors, appreciating in value along with commodity prices. Selected high yield finance company names also benefited results.

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Industrial names in the investment-grade corporate sector also contributed to performance, as name-specific holdings in the chemical, manufacturing, metals, and mining and energy industries bolstered relative return. Among government-related issues, specific sovereign issues and oil-related Yankee bonds (U.S.-dollar-denominated bonds issued by non-U.S. entities) buoyed returns. Elsewhere, a small allocation to emerging market securities contributed to absolute and relative performance, as the broad sector ended the period with positive returns. Issues closely linked to state-owned enterprises and the commodity sector were the top performers. We also continued to increase the fund’s exposure to U.S. Treasury Inflation-Protected Securities (TIPS) at attractive breakeven levels, building the position to a total portfolio market value of approximately 10%. The exposure comprises 10- and 30-year TIPS. Longer-maturity TIPS outperformed longer-maturity nominal U.S. Treasuries and boosted Fund performance.

U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-U.S.-dollar-denominated holdings during the period. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities. The fund’s non-U.S. dollar allocation detracted from absolute and relative performance. In particular, exposure to the Mexican peso weighed on results, as the currency hit all-time lows relative to the U.S. dollar during the period. The disappointing results were in sharp contrast to other emerging market currencies, which moved higher with the broader commodity market. A small exposure to the Philippine peso also slightly limited relative results. In addition, the fund’s underweight position in agency mortgage-backed securities (MBS) detracted from performance, as spreads narrowed during the period.

Outlook

We believe the U.S. and global economic growth outlook has improved, mirroring the recovery of the commodity cycle from the early 2016 lows. Accommodative monetary policies from the European Central Bank, the Bank of Japan and, more recently, the Bank of England, have pushed global yields lower, eased credit conditions and bolstered financial asset prices. Fiscal stimulus in China has helped stabilize China’s growth prospects as the country transitions from a manufacturing-based economy to one that is more balanced between manufacturing and services. In this environment, we are focusing on portfolio yield, underweighting government sectors and broadly overweighting high yield credit, structured credit, emerging market Yankee bonds and non-U.S. dollar markets. Our sector positioning favors pro-cyclical allocations, including TIPS, cyclical industries and commodity-oriented sectors that may benefit from the continued recovery in energy and metals pricing.

Corporate fundamentals indicate the credit cycle is in the late expansion stage. Top-line revenue and interest coverage remain strong, but profit growth has been declining and leverage has increased. Weak global inflation and global excess capacity likely will fuel ongoing monetary policy and fiscal accommodations and should allow the Federal Reserve to keep interest rates “lower for longer.” We expect the Fed to raise rates in December, at the earliest, and to signal two additional hikes by year-end 2017. We believe the terminal federal funds target rate will be approximately 2.50%, considerably lower than in previous cycles and reflecting a lower potential GDP and inflation outlook.

We believe we can remain in the late expansion phase for an extended period as the Fed slowly normalizes rates. However, we have taken steps to reduce portfolio risk in the corporate credit sectors. Within the investment-grade sector, we expect credit spreads to remain range-bound for the next several months. We have a modest underweight position, focusing on lower-quality investment-grade companies in industries with favorable

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LOOMIS SAYLES CORE PLUS BOND FUND

fundamentals. We have an overweight position to high yield credit, but we have modestly reduced the fund’s exposure. We continue to focus on higher-quality, shorter-duration (less price sensitivity to interest rate changes) high yield issues. We also continue to hold a significant out-of-benchmark allocation to TIPS, concentrating our exposure in 10- and 30-year maturities. TIPS currently account for approximately one-third of our total duration. We believe TIPS are an attractive alternative to longer-maturity nominal U.S. Treasuries as energy prices continue to recover, unemployment improves and breakeven rates (the difference in yield between nominal Treasuries and TIPS of similar maturity, and a measure of longer-term inflation expectations) increase.

We reduced our nominal duration as global yields troughed. However, our empirical duration (which is the calculation of a bond’s duration based on historical price and Treasury yield data) is slightly shorter than the benchmark due largely to TIPS, high yield, emerging market and non-U.S. dollar exposure. Our non-U.S. dollar exposure includes government bonds denominated in the Mexican and Philippine pesos. We believe our relative yield advantage, combined with our underweight to interest rate-sensitive government sectors and overweight to spread product (which are non-Treasury securities) and TIPS, should help minimize interest rate risk.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

Hypothetical Growth of $10,000 Investment in Class A Shares3

September 30, 2006 through September 30, 2016

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Average Annual Total Returns — September 30, 20163

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class A (Inception 11/7/73)
NAV	8.90%	4.79%	6.37%	—%	0.74%	0.74%
With 4.25% Maximum Sales Charge	4.26	3.89	5.91	—

Class C (Inception 12/30/94)
NAV	8.17	4.03	5.58	—	1.49	1.49
With CDSC[1]	7.17	4.03	5.58

Class N (Inception 2/1/13)
NAV	9.33	—	—	3.20	0.40	0.40

Class Y (Inception 12/30/94)
NAV	9.22	5.07	6.65	—	0.49	0.49

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	5.19	3.08	4.79	2.98

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1623921.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,055.80	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69
Class C
Actual	$1,000.00	$1,051.90	$7.59
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47
Class N
Actual	$1,000.00	$1,057.90	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	$1.97
Class Y
Actual	$1,000.00	$1,057.50	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	$2.43

*	Expenses are equal to the Fund’s annualized expense ratio: 0.73%, 1.48%, 0.39% and 0.48% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement and the Fund’s Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of

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the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreements. The Trustees noted that while the Fund had performance that lagged that of its peer group and/or category for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; and (3) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

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The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund

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through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund’s management fee and overall net expense ratio were below the median compared to a peer group of funds and that the Fund was subject to an expense cap or waiver, as well as breakpoints in the fees payable under the Agreements. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•	The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates under the Agreements.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2017.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 96.0% of Net Assets
	ABS Car Loan — 3.7%
$8,597,000	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/2019	$8,611,935
1,595,808	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,598,661
3,060,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	3,089,156
1,969,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	1,979,508
4,262,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	4,331,289
2,438,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	2,474,072
16,421,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.510%, 1/08/2021	16,689,273
7,135,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B, 2.110%, 1/08/2021	7,200,302
4,495,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C, 2.880%, 7/08/2021	4,609,264
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,955,768
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,535,861
3,900,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/2020, 144A	3,976,391
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	2,019,948
11,955,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	12,250,338
15,005,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	15,156,213
11,021,126	CPS Auto Receivables Trust, Series 2015-A, Class A, 1.530%, 7/15/2019, 144A	11,024,632
8,059,024	CPS Auto Receivables Trust, Series 2015-B, Class A, 1.650%, 11/15/2019, 144A	8,063,475
14,384,000	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	14,433,215
287,136	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class A, 1.550%, 10/15/2021, 144A	287,144
10,986,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class B, 2.670%, 9/15/2022, 144A	11,056,099
2,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class A, 2.000%, 7/15/2022, 144A	2,004,703
7,515,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	7,555,099
3,500,000	Drive Auto Receivables Trust, Series 2016-BA, Class B, 2.560%, 6/15/2020, 144A	3,531,890
7,260,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	7,389,193
10,436,000	DT Auto Owner Trust, Series 2014-3A, Class C, 3.040%, 9/15/2020, 144A	10,531,711

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$4,825,000	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A	$4,861,597
7,923,095	Exeter Automobile Receivables Trust, Series 2015-1A, Class A, 1.600%, 6/17/2019, 144A	7,923,724
4,882,972	Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 2.350%, 7/15/2020, 144A	4,896,287
8,885,194	First Investors Auto Owner Trust, Series 2014-3A, Class A3, 1.670%, 11/16/2020, 144A	8,897,834
1,295,802	Flagship Credit Auto Trust, Series 2014-2, Class A, 1.430%, 12/16/2019, 144A	1,294,094
10,824,242	Flagship Credit Auto Trust, Series 2016-1, Class A, 2.770%, 12/15/2020, 144A	10,930,232
659,598	Santander Drive Auto Receivables Trust, Series 2012-3, Class D, 3.640%, 5/15/2018	662,542
318,741	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	319,306
70,586	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	70,613
10,653,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.330%, 11/15/2019	10,728,062
3,075,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	3,091,253
3,369,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.600%, 11/16/2020	3,406,108
6,922,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	6,998,971

		227,435,763

	ABS Credit Card — 0.2%
463,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	481,825
11,115,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	11,190,632

		11,672,457

	ABS Home Equity — 1.3%
19,143,806	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	19,379,669
4,268,172	Colony American Homes, Series 2014-1A, Class A, 1.681%, 5/17/2031, 144A(b)	4,270,249
138,810	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	140,835
8,033,413	Home Partners of America Trust, Series 2016-1, Class A, 2.181%, 3/17/2033, 144A(b)	8,085,532
11,047,235	Mill City Mortgage Trust, Series 2015-2, Class A1, 3.000%, 9/25/2057, 144A(b)	11,192,034
6,034,773	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(b)	6,068,545
2,053,261	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A(b)	2,050,976
16,994,563	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)	17,204,390
12,322,003	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(b)	12,485,492

		80,877,722

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — 1.2%
$9,186,110	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	$9,233,878
1,179,392	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	1,177,137
1,269,797	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	1,272,620
19,255,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	19,451,137
13,980,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	14,335,711
15,600,000	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A	16,056,412
7,075,600	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	6,895,918
8,220,750	Textainer Marine Containers Ltd., Series 2014-1A, Class A, 3.270%, 10/20/2039, 144A	8,000,093

		76,422,906

	ABS Student Loan — 0.1%
1,012,320	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	1,035,072
3,366,105	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	3,415,806

		4,450,878

	Aerospace & Defense — 0.5%
4,248,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	3,801,960
3,828,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	3,464,340
1,429,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,507,595
11,912,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	11,971,560
8,182,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	8,591,100
3,635,000	Textron, Inc., 3.875%, 3/01/2025	3,828,796

		33,165,351

	Airlines — 0.1%
2,765,381	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	2,959,152
825,940	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	885,821

		3,844,973

	Automotive — 3.0%
642,000	American Axle & Manufacturing, Inc., 5.125%, 2/15/2019	652,433
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,295,432
4,742,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	4,799,459
7,612,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	7,989,966
27,688,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	31,201,496
16,412,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	18,734,462
5,392,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	5,627,242
12,241,000	General Motors Co., 5.000%, 4/01/2035	12,668,909

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$9,252,000	General Motors Co., 5.200%, 4/01/2045	$9,623,745
29,179,000	General Motors Co., 6.250%, 10/02/2043	34,438,223
3,195,000	General Motors Financial Co., Inc., 3.250%, 5/15/2018	3,251,481
7,878,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018(c)	8,478,375
6,545,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	6,733,169
9,075,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	9,460,687
22,752,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	23,576,874
4,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	4,373,655

		182,905,608

	Banking — 8.4%
12,009,000	Ally Financial, Inc., 3.500%, 1/27/2019	12,114,079
42,673,000	Ally Financial, Inc., 3.750%, 11/18/2019	43,366,436
4,827,000	Ally Financial, Inc., 4.750%, 9/10/2018	4,995,945
20,616,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	20,764,435
16,016,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,988,748
12,367,000	Bangkok Bank PCL, 2.750%, 3/27/2018, 144A	12,578,179
34,130,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	35,210,897
6,608,000	Bank of America Corp., 2.650%, 4/01/2019	6,752,457
2,415,000	Bank of America Corp., 5.650%, 5/01/2018	2,561,752
47,520,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	53,122,133
53,636,000	Barclays PLC, 2.875%, 6/08/2020	53,946,552
25,327,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	25,770,223
15,481,000	Citigroup, Inc., 2.500%, 9/26/2018	15,726,668
27,055,000	Citigroup, Inc., 4.050%, 7/30/2022	28,751,917
11,836,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	12,505,278
14,867,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	17,268,600
13,448,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	17,123,473
8,819,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	9,195,942
8,713,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	9,567,231
26,997,000	JPMorgan Chase & Co., 4.500%, 1/24/2022(c)	29,894,075
1,985,000	KEB Hana Bank, 4.250%, 6/14/2017, 144A	2,023,704
3,955,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	4,040,831
4,199,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,530,125
7,781,000	Morgan Stanley, 3.700%, 10/23/2024	8,210,177
19,598,000	Morgan Stanley, 5.750%, 1/25/2021	22,340,446
12,550,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	14,313,614
21,770,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	23,282,776
4,977,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,332,756
9,123,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	9,265,802

		521,545,251

	Building Materials — 0.3%
3,965,000	CRH America, Inc., 3.875%, 5/18/2025, 144A	4,263,668
8,563,000	Owens Corning, 4.200%, 12/01/2024	9,084,512
2,761,000	USG Corp., 5.500%, 3/01/2025, 144A	2,961,172

		16,309,352

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — 1.7%
$2,301,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	$2,398,792
2,417,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021	2,513,680
14,646,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	15,305,070
6,758,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	7,180,375
7,421,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/2045, 144A	8,974,379
7,651,000	DISH DBS Corp., 5.000%, 3/15/2023	7,440,597
7,838,000	DISH DBS Corp., 5.875%, 11/15/2024	7,740,025
15,585,000	Time Warner Cable LLC, 4.500%, 9/15/2042	14,872,127
3,939,000	Time Warner Cable LLC, 5.500%, 9/01/2041	4,204,512
2,648,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,940,570
8,447,000	Time Warner Cable LLC, 6.550%, 5/01/2037	10,015,025
2,013,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,448,915
10,556,652	Virgin Media Finance PLC, 5.750%, 1/15/2025, 144A	10,688,610
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,966,250
2,447,290	Virgin Media Secured Finance PLC, 5.250%, 1/15/2021	2,606,364
382,500	Virgin Media Secured Finance PLC, 5.375%, 4/15/2021, 144A	398,756
4,827,002	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	4,935,610

		107,629,657

	Chemicals — 1.5%
28,349,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A(c)	29,943,631
3,729,000	Methanex Corp., 3.250%, 12/15/2019	3,686,900
14,631,000	Methanex Corp., 5.250%, 3/01/2022	15,112,097
7,727,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	7,388,944
11,165,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A(c)	11,793,031
15,420,000	PolyOne Corp., 5.250%, 3/15/2023	15,961,550
4,402,000	RPM International, Inc., 3.450%, 11/15/2022	4,508,652
3,558,000	RPM International, Inc., 6.125%, 10/15/2019	3,967,490

		92,362,295

	Collateralized Mortgage Obligations — 1.5%
5,000,000	Federal Home Loan Mortgage Corp., REMIC, Series 3654, Class DC, 5.000%, 4/15/2030	5,928,559
665,888	Government National Mortgage Association, Series 2010-H20, Class AF, 0.824%, 10/20/2060(b)	660,055
507,060	Government National Mortgage Association, Series 2010-H24, Class FA, 0.844%, 10/20/2060(b)	502,813
481,724	Government National Mortgage Association, Series 2011-H06, Class FA, 0.944%, 2/20/2061(b)	479,726
5,264,422	Government National Mortgage Association, Series 2012-H12, Class FA, 1.044%, 4/20/2062(b)	5,261,686
559,817	Government National Mortgage Association, Series 2012-H18, Class NA, 1.014%, 8/20/2062(b)	558,921
3,110,242	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	3,105,048
5,057,960	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	5,088,817

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,795,162	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	$1,792,133
17,890,616	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	18,261,828
25,087,809	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	25,545,082
25,092,098	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	25,114,679

		92,299,347

	Consumer Products — 0.1%
3,495,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,898,183

	Diversified Manufacturing — 0.6%
1,158,000	Crane Co., 6.550%, 11/15/2036	1,448,473
5,426,000	EnerSys, 5.000%, 4/30/2023, 144A	5,446,347
32,297,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	31,489,575

		38,384,395

	Electric — 1.0%
5,070,000	AES Corp. (The), 3.842%, 6/01/2019(b)	5,082,675
2,124,000	AES Corp. (The), 7.375%, 7/01/2021	2,437,290
3,364,000	Empresa Nacional de Electricidad S.A., 4.250%, 4/15/2024	3,571,727
11,961,000	FirstEnergy Corp., 2.750%, 3/15/2018	12,100,178
975,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,016,438
17,247,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,511,224
6,362,000	Talen Energy Supply LLC, 6.500%, 6/01/2025	5,105,505
8,413,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,839,657
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,701,851

		60,366,545

	Finance Companies — 3.0%
22,922,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	23,409,092
3,320,000	Aircastle Ltd., 5.000%, 4/01/2023	3,477,700
5,092,000	Aircastle Ltd., 5.500%, 2/15/2022	5,486,630
15,869,000	International Lease Finance Corp., 5.875%, 4/01/2019	16,999,666
2,365,000	International Lease Finance Corp., 5.875%, 8/15/2022	2,622,194
16,190,000	International Lease Finance Corp., 6.250%, 5/15/2019	17,545,913
22,680,000	iStar, Inc., 6.500%, 7/01/2021	23,020,200
4,475,000	Navient Corp., 5.875%, 3/25/2021	4,458,219
9,859,000	Navient LLC, MTN, 5.500%, 1/15/2019	10,006,885
14,327,000	Navient LLC, MTN, 8.000%, 3/25/2020	15,365,708
116,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	116,000
11,014,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	10,931,395
51,228,000	Springleaf Finance Corp., 5.250%, 12/15/2019	52,316,595
3,027,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,098,891

		188,855,088

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Financial Other — 0.2%
$15,649,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	$14,866,550

	Food & Beverage — 0.3%
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,734,300
12,096,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	12,757,651
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,397,588

		17,889,539

	Government Owned – No Guarantee — 4.3%
2,355,000	Abu Dhabi National Energy Co. PJSC, 2.500%, 1/12/2018, 144A	2,369,130
7,757,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	8,332,740
15,316,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	17,563,623
1,665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	1,668,810
18,618,000	OCP S.A., 5.625%, 4/25/2024, 144A	20,221,010
7,355,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	7,521,547
1,290,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	1,337,137
2,862,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,309,188
44,032,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A(c)	46,270,058
3,720,000	Pertamina Persero PT, 6.000%, 5/03/2042, 144A	4,095,121
8,105,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	9,388,824
9,607,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	7,253,285
27,590,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	23,341,140
8,037,000	Petroleos Mexicanos, 3.125%, 1/23/2019	8,109,333
1,168,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,194,864
10,557,000	Petroleos Mexicanos, 3.500%, 7/23/2020	10,630,899
6,246,000	Petroleos Mexicanos, 5.500%, 1/21/2021	6,605,145
5,705,000	Petroleos Mexicanos, 6.375%, 2/04/2021, 144A	6,219,020
30,710,000	Tennessee Valley Authority, 3.500%, 12/15/2042(c)	33,492,940
22,103,000	Tennessee Valley Authority, 4.250%, 9/15/2065	26,295,165
6,401,000	Tennessee Valley Authority, 4.875%, 1/15/2048	8,162,357
10,957,000	Tennessee Valley Authority, 5.250%, 9/15/2039	15,146,321

		268,527,657

	Health Insurance — 0.3%
13,170,000	Centene Corp., 5.625%, 2/15/2021	13,960,200
6,240,000	Molina Healthcare, Inc., 5.375%, 11/15/2022	6,442,800

		20,403,000

	Healthcare — 0.9%
10,122,000	HCA, Inc., 7.500%, 2/15/2022	11,614,995
16,381,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	16,667,667
3,030,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	3,185,288
3,089,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,404,430
9,682,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	10,069,280
9,084,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	9,379,230

		54,320,890

	Home Construction — 0.2%
8,331,000	KB Home, 4.750%, 5/15/2019	8,508,034
4,031,000	Toll Brothers Finance Corp., 4.875%, 11/15/2025	4,131,775

		12,639,809

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hybrid ARMs — 0.0%
$103,186	FNMA, 2.423%, 2/01/2037(b)	$107,311

	Independent Energy — 1.8%
8,635,000	Anadarko Petroleum Corp., 6.600%, 3/15/2046	10,506,679
4,885,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	3,859,150
6,780,000	Newfield Exploration Co., 5.375%, 1/01/2026	6,796,950
10,499,000	Newfield Exploration Co., 5.750%, 1/30/2022	10,840,218
13,888,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	14,894,880
13,612,000	QEP Resources, Inc., 5.250%, 5/01/2023	13,407,820
8,462,000	QEP Resources, Inc., 5.375%, 10/01/2022	8,398,535
10,701,000	Range Resources Corp., 5.000%, 8/15/2022, 144A	10,647,495
12,878,000	SM Energy Co., 5.000%, 1/15/2024	12,105,320
16,006,000	SM Energy Co., 6.125%, 11/15/2022	16,006,000
1,086,000	SM Energy Co., 6.500%, 11/15/2021	1,110,435
4,026,000	SM Energy Co., 6.500%, 1/01/2023	4,066,260

		112,639,742

	Industrial Other — 0.5%
5,919,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	6,599,685
5,780,000	CBRE Services, Inc., 5.000%, 3/15/2023	6,088,149
9,275,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	9,133,037
4,232,000	Deluxe Corp., 6.000%, 11/15/2020	4,372,926
5,859,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	5,891,224

		32,085,021

	Integrated Energy — 0.4%
23,545,000	Shell International Finance BV, 3.750%, 9/12/2046	23,244,330

	Leisure — 0.0%
846,000	Regal Entertainment Group, 5.750%, 3/15/2022	873,495

	Lodging — 0.1%
5,370,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024, 144A	5,477,400

	Media Entertainment — 0.7%
63,720,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,848,882
30,499,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	33,555,000
5,638,000	Viacom, Inc., 5.250%, 4/01/2044	5,902,659

		42,306,541

	Metals & Mining — 1.6%
22,074,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	22,515,480
11,941,000	ArcelorMittal, 7.750%, 3/01/2041	12,448,493
4,470,000	ArcelorMittal, 8.000%, 10/15/2039	4,827,600
5,097,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.875%, 2/15/2023	5,281,766
14,896,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	14,672,560
12,627,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	11,490,570
11,203,000	Goldcorp, Inc., 2.125%, 3/15/2018	11,239,443
17,654,000	Southern Copper Corp., 5.875%, 4/23/2045	17,562,694

		100,038,606

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 2.1%
$10,668,000	El Paso Pipeline Partners Operating Co. LLC, 4.300%, 5/01/2024	$11,032,387
6,169,000	Energy Transfer Partners LP, 5.950%, 10/01/2043	6,231,128
18,518,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	18,752,197
9,022,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	9,410,650
1,578,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,718,085
3,442,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,609,684
4,861,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,254,619
15,639,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	17,242,560
13,236,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	13,969,896
331,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	341,721
7,745,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	8,540,226
21,799,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	22,104,186
1,298,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	1,382,370
6,951,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	7,420,193

		127,009,902

	Mortgage Related — 11.8%
3,363,463	FHLMC, 3.000%, 11/01/2042	3,526,489
40,651,736	FHLMC, 3.500%, with various maturities from 2043 to 2045(d)	43,292,993
20,895,218	FHLMC, 4.000%, with various maturities from 2044 to 2046(d)	22,619,676
4,142,313	FHLMC, 4.500%, with various maturities from 2043 to 2044(d)	4,604,336
11,054	FHLMC, 5.500%, 12/01/2018	11,442
18,553	FHLMC, 6.000%, 6/01/2035	21,521
31,021,480	FNMA, 3.000%, with various maturities in 2045(d)	32,304,641
108,511,320	FNMA, 3.500%, with various maturities from 2042 to 2045(d)	115,384,600
46,008,699	FNMA, 4.000%, with various maturities from 2041 to 2046(d)	49,705,153
3,862,836	FNMA, 4.500%, with various maturities from 2043 to 2044(d)	4,266,059
307,028	FNMA, 6.000%, with various maturities from 2017 to 2037(d)	355,308
27,939	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	32,410
52,113	FNMA, 7.000%, with various maturities in 2030(d)	58,922
38,733	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	45,216
76,605,000	FNMA (TBA), 3.000%, 11/01/2046(e)	79,436,742
63,395,000	FNMA (TBA), 3.500%, 11/01/2046(e)	66,813,622
35,215,000	FNMA (TBA), 4.000%, 11/01/2046(e)	37,776,342
671,864	GNMA, 2.396%, 9/20/2063(b)	710,967
158,842	GNMA, 4.130%, 1/20/2063	170,509
151,228	GNMA, 4.312%, 5/20/2063	162,859
194,200	GNMA, 4.426%, 7/20/2063	210,844
4,746,348	GNMA, 4.476%, 10/20/2062	5,060,787
5,129,366	GNMA, 4.491%, 2/20/2066	5,816,144
944,026	GNMA, 4.493%, 12/20/2062	1,009,472
648,238	GNMA, 4.500%, 7/20/2063	703,181
998,511	GNMA, 4.516%, 8/20/2062	1,061,419
587,294	GNMA, 4.526%, 5/20/2063	637,201

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$4,893,444	GNMA, 4.528%, 6/20/2066	$5,602,425
5,219,962	GNMA, 4.534%, with various maturities from 2062 to 2064(d)	5,777,926
5,525,609	GNMA, 4.537%, 12/20/2064	6,187,633
3,566,278	GNMA, 4.541%, 6/20/2066	4,099,661
3,109,907	GNMA, 4.543%, 1/20/2065	3,485,383
2,520,823	GNMA, 4.545%, 2/20/2066	2,873,399
7,156,225	GNMA, 4.548%, 6/20/2062	7,550,201
17,746,213	GNMA, 4.550%, 12/20/2061(c)	18,711,786
4,709,225	GNMA, 4.551%, 1/20/2065	5,296,002
4,056,919	GNMA, 4.552%, 12/20/2063	4,507,547
14,235,804	GNMA, 4.553%, 11/20/2062	15,189,772
5,132,016	GNMA, 4.578%, 2/20/2065	5,735,413
9,209,276	GNMA, 4.580%, with various maturities from 2064 to 2066(d)	10,372,808
2,496,675	GNMA, 4.595%, 6/20/2062	2,642,473
6,863,199	GNMA, 4.603%, 2/20/2065	7,726,295
517,631	GNMA, 4.608%, 8/20/2061(d)	542,445
1,421,345	GNMA, 4.610%, 7/20/2062(d)	1,516,029
3,810,933	GNMA, 4.613%, 3/20/2065	4,281,103
1,556,166	GNMA, 4.614%, 6/20/2061(d)	1,627,165
2,156,755	GNMA, 4.618%, 10/20/2062	2,300,486
1,054,013	GNMA, 4.619%, 1/20/2064(d)	1,174,913
3,560,744	GNMA, 4.644%, 1/20/2064	3,965,264
5,704,259	GNMA, 4.650%, 1/20/2061(d)	5,914,557
6,622,661	GNMA, 4.661%, 5/20/2062(d)	7,017,380
6,873,012	GNMA, 4.666%, with various maturities from 2062 to 2064(d)	7,686,318
7,895,201	GNMA, 4.676%, 4/20/2062	8,366,981
333,717	GNMA, 4.677%, 3/20/2062(d)	352,285
1,314,194	GNMA, 4.700%, with various maturities in 2061(d)	1,372,988
4,009,533	GNMA, 4.708%, 1/20/2064	4,488,925
465,357	GNMA, 5.500%, 4/15/2038	527,507
92,371	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	107,293
77,087	GNMA, 6.500%, with various maturities from 2029 to 2032(d)	88,899
84,834	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	89,954
30,672	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	34,473
26,124	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	26,249
45,000,000	GNMA (TBA), 3.000%, 11/01/2046(e)	47,048,729
45,000,000	GNMA (TBA), 3.500%, 11/01/2046(e)	47,742,188

		727,829,710

	Non-Agency Commercial Mortgage-Backed Securities — 4.7%
1,815,321	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,807,239
935,067	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.791%, 4/10/2049(b)	939,974
1,014,636	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A5, 5.377%, 6/10/2049	1,033,553
1,584,678	Barclays Commercial Mortgage Securities, Series 2015-SLP, Class A, 1.634%, 2/15/2028, 144A(b)	1,580,686

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$794,308	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.333%, 12/10/2049(b)	$819,105
23,229,708	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 6.007%, 12/10/2049(b)	23,770,113
11,869,597	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class SV1, 2.374%, 10/15/2031, 144A(b)(f)(g)	11,857,953
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.323%, 7/10/2046, 144A(b)	1,126,509
12,767,419	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.925%, 6/15/2034, 144A(b)	12,625,221
285,061	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049(b)	285,071
2,192,331	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.134%, 9/15/2039(b)	2,242,125
9,309,358	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	9,522,912
5,589,668	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.267%, 2/15/2041(b)	5,751,000
3,052,113	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.884%, 11/10/2046, 144A(b)	3,256,798
1,091,832	GP Portfolio Trust, Series 2014-GPP, Class A, 1.474%, 2/15/2027, 144A(b)	1,090,085
3,181,000	GP Portfolio Trust, Series 2014-GPP, Class D, 3.274%, 2/15/2027, 144A(b)	3,144,940
8,421,685	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,644,211
16,690,917	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	16,715,495
25,139,410	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.988%, 8/10/2045(b)	25,518,696
6,637,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.566%, 8/10/2044, 144A(b)	7,290,212
1,345,149	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.881%, 2/12/2049(b)	1,364,318
11,541,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1.724%, 8/15/2027, 144A(b)(c)	11,531,503
5,479,450	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	5,480,314
1,943,222	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	1,994,405
5,893,816	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.940%, 6/15/2049(b)	5,974,922
181,144	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	182,492
3,811,662	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.504%, 7/15/2031, 144A(b)	3,809,992
3,968,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 1.874%, 7/15/2031, 144A(b)	3,977,327
2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.624%, 7/15/2031, 144A(b)	2,169,835

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$4,199,811	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	$4,234,512
3,804,039	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	3,822,465
13,660,414	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	13,797,592
9,198,683	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.069%, 8/12/2049(b)	9,399,334
4,218,251	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	4,347,272
1,628,667	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	1,669,049
291,123	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.818%, 6/11/2042(b)	297,178
4,460,149	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	4,508,695
918,207	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.477%, 1/11/2043(b)	961,085
6,177,597	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.988%, 8/15/2045, 144A(b)	6,262,873
9,847,000	Motel 6 Trust, Series 2015-MTL6, Class B, 3.298%, 2/05/2030, 144A	9,870,046
11,039,000	Motel 6 Trust, Series 2015-MTL6, Class C, 3.644%, 2/05/2030, 144A	11,030,264
7,018,000	SCG Trust, Series 2013-SRP1, Class B, 3.024%, 11/15/2026, 144A(b)	6,780,491
9,002,358	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	9,059,800
13,360,175	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.500%, 4/15/2047	13,581,962
2,291,718	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	2,333,534
9,412,653	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.799%, 11/15/2043, 144A(b)	9,983,438
5,876,392	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.420%, 6/15/2044, 144A(b)	6,178,061

		293,624,657

	Oil Field Services — 1.1%
9,487,000	Ensco PLC, 4.500%, 10/01/2024	6,830,640
7,342,000	Ensco PLC, 5.750%, 10/01/2044	4,483,649
2,447,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,305,970
3,434,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,382,490
23,633,000	Nabors Industries, Inc., 5.100%, 9/15/2023	22,746,762
16,972,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(h)	4,709,730
13,656,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(h)	3,789,540
8,515,000	Rowan Cos., Inc., 4.750%, 1/15/2024	6,939,725
14,138,000	Rowan Cos., Inc., 4.875%, 6/01/2022	11,946,610
1,284,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,370,670

		68,505,786

	Paper — 0.9%
5,797,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	6,080,786

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Paper — continued
$6,681,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	$7,142,924
8,312,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	8,950,195
19,955,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	20,106,658
9,335,000	WestRock RKT Co., 4.000%, 3/01/2023	9,857,966
1,989,000	WestRock RKT Co., 4.900%, 3/01/2022	2,234,980

		54,373,509

	Pharmaceuticals — 0.5%
6,293,000	Biogen, Inc., 2.900%, 9/15/2020	6,535,614
10,335,000	Quintiles Transnational Corp., 4.875%, 5/15/2023, 144A	10,619,213
734,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	689,960
10,383,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	8,877,465
2,760,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	2,463,300
3,418,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	3,161,650

		32,347,202

	Property & Casualty Insurance — 0.1%
3,171,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,571,117

	Refining — 1.3%
15,350,000	Phillips 66, 5.875%, 5/01/2042	19,261,732
29,916,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	33,447,644
27,620,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	27,412,850

		80,122,226

	Retailers — 1.9%
11,789,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	12,142,670
25,440,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	25,109,280
17,710,000	GameStop Corp., 5.500%, 10/01/2019, 144A	18,086,337
7,620,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	7,820,025
5,805,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	5,935,613
25,000,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A(c)	25,232,525
9,929,000	SACI Falabella, 3.750%, 4/30/2023, 144A	10,328,176
7,559,000	SACI Falabella, 4.375%, 1/27/2025, 144A	8,057,176
7,545,000	Wolverine World Wide, Inc., 5.000%, 9/01/2026, 144A	7,620,450

		120,332,252

	Sovereigns — 1.1%
3,475,000	Colombia Government International Bond, 4.000%, 2/26/2024	3,700,875
29,359,000	Colombia Government International Bond, 4.500%, 1/28/2026	32,368,298
14,180,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	15,077,206
12,065,000	Republic of Argentina, 7.500%, 4/22/2026, 144A	13,614,749
4,355,000	Republic of Argentina, 7.625%, 4/22/2046, 144A	4,909,348

		69,670,476

	Supranational — 0.1%
53,450,000	International Bank for Reconstruction & Development, 2.625%, 11/07/2016, (MXN)	2,748,617
13,158,000	International Bank for Reconstruction & Development, 4.000%, 8/16/2018, (MXN)	665,373

		3,413,990

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 2.4%
$4,985,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	$5,482,742
7,920,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.100%, 7/15/2036, 144A	9,310,285
5,580,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 7/15/2046, 144A	6,681,218
3,036,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,085,396
3,906,000	Equifax, Inc., 7.000%, 7/01/2037	5,113,790
11,850,000	Flextronics International Ltd., 4.750%, 6/15/2025	12,616,446
26,402,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020, 144A	27,701,586
16,856,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035, 144A	17,565,840
3,601,000	KLA-Tencor Corp., 3.375%, 11/01/2019	3,730,550
16,645,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	16,436,937
10,996,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	11,093,106
7,255,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,406,165
67,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	69,405
328,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	396,811
1,995,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	2,000,935
6,786,000	Tencent Holdings Ltd., 3.375%, 3/05/2018, 144A	6,936,941
10,506,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	10,883,228

		146,511,381

	Tobacco — 0.5%
3,345,000	Reynolds American, Inc., 6.150%, 9/15/2043	4,409,583
17,913,000	Reynolds American, Inc., 7.250%, 6/15/2037	24,536,869

		28,946,452

	Treasuries — 24.7%
5,398,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	27,298,308
24,543,333(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	130,408,675
530,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	10,901,639
170,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	3,659,058
955,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	22,864,466
24,430,000	U.S. Treasury Bond, 2.875%, 8/15/2045	27,210,818
17,063,100	U.S. Treasury Bond, 3.000%, 5/15/2045	19,454,596
439,300	U.S. Treasury Bond, 3.375%, 5/15/2044	535,997
1,013,700	U.S. Treasury Bond, 3.625%, 2/15/2044	1,290,764
117,384,379	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2042(c)(i)	120,944,530
143,285,757	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(i)	147,689,932
60,392,333	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(i)	66,759,557
106,956,195	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(i)	126,871,759
63,497,470	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(i)	64,424,470
11,934,047	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(i)	12,155,209
67,818,714	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(c)(i)	71,149,834
76,570,000	U.S. Treasury Note, 0.625%, 9/30/2017	76,534,089
212,280,000	U.S. Treasury Note, 0.625%, 6/30/2018	211,815,531
38,430,000	U.S. Treasury Note, 0.750%, 2/28/2018	38,441,990
153,115,000	U.S. Treasury Note, 0.750%, 7/31/2018	153,073,200

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
$110,830,000	U.S. Treasury Note, 0.750%, 8/31/2018	$110,808,388
42,130,000	U.S. Treasury Note, 1.000%, 10/31/2016	42,157,848
40,260,000	U.S. Treasury Note, 1.375%, 9/30/2023	40,107,455

		1,526,558,113

	Wireless — 1.1%
1,424,000	American Tower Corp., 4.700%, 3/15/2022	1,582,775
19,694,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A	21,408,264
20,973,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,720,079
11,063,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	11,143,328
3,055,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	4,148,415
11,565,000	Sprint Capital Corp., 6.875%, 11/15/2028	10,856,644

		70,859,505

	Wirelines — 2.2%
1,969,000	AT&T, Inc., 4.500%, 3/09/2048, 144A	1,979,312
6,927,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	6,805,777
38,371,000	Embarq Corp., 7.995%, 6/01/2036	38,830,685
6,994,000	Frontier Communications Corp., 6.875%, 1/15/2025	6,189,690
4,185,000	Frontier Communications Corp., 7.125%, 1/15/2023	3,902,512
1,521,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,361,295
11,839,000	Frontier Communications Corp., 8.750%, 4/15/2022	12,075,780
401,000	Frontier Communications Corp., 9.000%, 8/15/2031	368,920
8,485,000	Level 3 Financing, Inc., 5.375%, 1/15/2024	8,840,309
8,867,000	Level 3 Financing, Inc., 5.625%, 2/01/2023	9,210,596
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	5,175,000
3,890,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,288,118
20,492,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	23,269,814
4,280,000	Verizon Communications, Inc., 2.450%, 11/01/2022	4,346,768
10,429,000	Verizon Communications, Inc., 2.625%, 2/21/2020	10,725,288

		137,369,864

	Total Bonds and Notes (Identified Cost $5,927,457,660)	5,938,891,804

Senior Loans — 1.0%
	Automotive — 0.0%
271,891	KAR Auction Services, Inc., Term Loan B2, 4.063%, 3/11/2021(b)	273,365
1,487,781	Visteon Corp., Delayed Draw Term Loan B, 3.546%, 4/09/2021(b)	1,491,500

		1,764,865

	Cable Satellite — 0.1%
3,557,498	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	3,566,854

	Food & Beverage — 0.2%
11,505,000	Aramark Services, Inc., USD Term Loan F, 3.338%, 2/24/2021(b)	11,569,773

	Industrial Other — 0.0%
1,987,608	Allison Transmission, Inc., New Term Loan B3, 9/23/2022(j)	1,987,608

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Lodging — 0.2%
$11,719,495	Four Seasons Holdings, Inc., New 1st Lien Term Loan, 3.500%, 6/27/2020(b)	$11,778,093

	Midstream — 0.2%
6,263,000	Energy Transfer Equity LP, New Term Loan, 3.292%, 12/02/2019(b)	6,208,198
7,146,463	Energy Transfer Equity LP, 2015 Term Loan, 4.042%, 12/02/2019(b)	7,134,171

		13,342,369

	Restaurants — 0.1%
3,994,988	Yum! Brands, Inc., 1st Lien Term Loan B, 3.281%, 6/16/2023(b)	4,019,956

	Wirelines — 0.2%
11,729,000	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(b)	11,787,645

	Total Senior Loans (Identified Cost $59,449,121)	59,817,163

Shares
Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
17,563,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(c)	18,748,503

	Finance Companies — 0.0%
5,310	SLM Corp., Series A, 6.970%	272,987

	Total Preferred Stocks (Identified Cost $18,439,947)	19,021,490

Principal Amount (‡)
Short-Term Investments — 7.2%
$21,060,000	Federal Home Loan Bank Discount Notes, 0.100%, 10/06/2016(k)	21,059,663
21,060,000	Federal Home Loan Bank Discount Notes, 0.100%, 10/07/2016(k)	21,059,557
266,663	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2016 at 0.000% to be repurchased at $266,663 on 10/03/2016 collateralized by $268,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $272,057 including accrued interest (Note 2 of Notes to Financial Statements)	266,663
403,545,705	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $403,546,714 on 10/03/2016 collateralized by $95,455,000 U.S. Treasury Note, 2.375% due 8/15/2024 valued at $102,256,169; $284,145,000 U.S. Treasury Note, 2.500% due 5/15/2024 valued at $309,362,869 including accrued interest (Note 2 of Notes to Financial Statements)	403,545,705

	Total Short-Term Investments (Identified Cost $445,931,958)	445,931,588

	Total Investments — 104.5% (Identified Cost $6,451,278,686)(a)	6,463,662,045
	Other assets less liabilities — (4.5)%	(277,437,412)

	Net Assets — 100.0%	$6,186,224,633

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $6,482,806,774 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$128,007,422
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(147,152,151)

	Net unrealized depreciation	$(19,144,729)

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of this security amounted to $11,857,953 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Illiquid security. (Unaudited)
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	Position is unsettled. Contract rate was not determined at September 30, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $1,512,585,954 or 24.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
PJSC	Private Joint-Stock Company
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Core Plus Bond Fund – (continued)

EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2016	Euro	12,944,000	$14,593,178	$17,751

1 Counterparty is Bank of America, N.A.

Industry Summary at September 30, 2016

Treasuries	24.7%
Mortgage Related	11.8
Banking	8.4
Non-Agency Commercial Mortgage-Backed Securities	4.7
Government Owned - No Guarantee	4.3
ABS Car Loan	3.7
Finance Companies	3.0
Automotive	3.0
Wirelines	2.4
Technology	2.4
Midstream	2.3
Cable Satellite	2.1
Other Investments, less than 2% each	24.5
Short-Term Investments	7.2

Total Investments	104.5
Other assets less liabilities (including forward foreign currency contracts)	(4.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statement of Assets and Liabilities

September 30, 2016

ASSETS
Investments at cost	$6,451,278,686
Net unrealized appreciation	12,383,359

Investments at value	6,463,662,045
Cash	194,350
Receivable for Fund shares sold	27,952,584
Receivable for securities sold	104,146,391
Receivable for when-issued/delayed delivery securities sold (Note 2)	483,800,075
Collateral received for delayed delivery securities (Note 2)	532,000
Dividends and interest receivable	47,208,581
Unrealized appreciation on forward foreign currency contracts (Note 2)	17,751
Tax reclaims receivable	15,030
Prepaid expenses (Note 8)	25,539

TOTAL ASSETS	7,127,554,346

LIABILITIES
Payable for securities purchased	153,130,102
Payable for when-issued/delayed delivery securities purchased (Note 2)	761,924,590
Payable for Fund shares redeemed	23,051,134
Due to brokers (Note 2)	532,000
Management fees payable (Note 6)	1,649,889
Deferred Trustees’ fees (Note 6)	493,899
Administrative fees payable (Note 6)	224,136
Payable to distributor (Note 6d)	41,639
Other accounts payable and accrued expenses	282,324

TOTAL LIABILITIES	941,329,713

NET ASSETS	$6,186,224,633

NET ASSETS CONSIST OF:
Paid-in capital	$6,263,870,678
Undistributed net investment income	2,768,120
Accumulated net realized loss on investments and foreign currency transactions	(92,708,496)
Net unrealized appreciation on investments and foreign currency translations	12,294,331

NET ASSETS	$6,186,224,633

See accompanying notes to financial statements.

29  |

Statement of Assets and Liabilities (continued)

September 30, 2016

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$776,565,658

Shares of beneficial interest	59,454,156

Net asset value and redemption price per share	$13.06

Offering price per share (100/95.75 of net asset value) (Note 1)	$13.64

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$321,626,318

Shares of beneficial interest	24,628,850

Net asset value and offering price per share	$13.06

Class N shares:
Net assets	$2,134,113,211

Shares of beneficial interest	162,093,944

Net asset value, offering and redemption price per share	$13.17

Class Y shares:
Net assets	$2,953,919,446

Shares of beneficial interest	224,462,004

Net asset value, offering and redemption price per share	$13.16

See accompanying notes to financial statements.

|  30

Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME
Interest	$220,730,562
Dividends	69,059

220,799,621

Expenses
Management fees (Note 6)	19,749,507
Service and distribution fees (Note 6)	5,300,535
Administrative fees (Note 6)	2,677,654
Trustees’ fees and expenses (Note 6)	172,909
Transfer agent fees and expenses (Notes 6 and 7)	3,851,266
Audit and tax services fees	53,501
Custodian fees and expenses	263,010
Legal fees	104,674
Registration fees	65,426
Shareholder reporting expenses	165,461
Miscellaneous expenses (Note 8)	165,830

Total expenses	32,569,773

Net investment income	188,229,848

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(54,513,359)
Foreign currency transactions	(450,607)
Net change in unrealized appreciation (depreciation) on:
Investments	390,768,077
Foreign currency translations	45,168

Net realized and unrealized gain on investments and foreign currency transactions	335,849,279

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$524,079,127

See accompanying notes to financial statements.

31  |

Statement of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$188,229,848	$177,042,988
Net realized loss on investments and foreign currency transactions	(54,963,966)	(45,626,804)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	390,813,245	(385,982,700)

Net increase (decrease) in net assets resulting from operations	524,079,127	(254,566,516)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(22,582,424)	(26,885,360)
Class B(a)	(171)	(7,582)
Class C	(6,795,665)	(7,733,753)
Class N	(64,630,524)	(49,766,784)
Class Y	(89,559,914)	(87,014,555)
Net realized capital gains
Class A	—	(4,930,224)
Class B(a)	—	(3,385)
Class C	—	(2,095,167)
Class N	—	(4,180,187)
Class Y	—	(12,020,152)

Total distributions	(183,568,698)	(194,637,149)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(767,802,559)	4,746,612,794

Net increase (decrease) in net assets	(427,292,130)	4,297,409,129
NET ASSETS
Beginning of the year	6,613,516,763	2,316,107,634

End of the year	$6,186,224,633	$6,613,516,763

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,768,120	$(24,672,798)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  32

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$12.34	$13.18	$12.71		$13.52	$12.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.37	0.42		0.44	0.43
Net realized and unrealized gain (loss)	0.71	(0.77)	0.51		(0.51)	1.07

Total from Investment Operations	1.08	(0.40)	0.93		(0.07)	1.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.36)	(0.46)		(0.55)	(0.50)
Net realized capital gains	—	(0.08)	(0.00	)(b)	(0.19)	(0.19)

Total Distributions	(0.36)	(0.44)	(0.46)		(0.74)	(0.69)

Net asset value, end of the period	$13.06	$12.34	$13.18		$12.71	$13.52

Total return(c)	8.90%	(3.13)%	7.43%		(0.61)%	12.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$776,566	$912,662	$642,784		$436,199	$479,823
Net expenses	0.73%	0.74%	0.79	%(d)	0.79%	0.82%
Gross expenses	0.73%	0.74%	0.79	%(d)	0.79%	0.82%
Net investment income	2.91%	2.87%	3.19%		3.29%	3.31%
Portfolio turnover rate	143%	175%	122%		107%	78%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

33  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$12.33	$13.18	$12.72		$13.53	$12.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.27	0.32		0.34	0.33
Net realized and unrealized gain (loss)	0.73	(0.77)	0.50		(0.51)	1.08

Total from Investment Operations	1.00	(0.50)	0.82		(0.17)	1.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.27)	(0.36)		(0.45)	(0.40)
Net realized capital gains	—	(0.08)	(0.00	)(b)	(0.19)	(0.19)

Total Distributions	(0.27)	(0.35)	(0.36)		(0.64)	(0.59)

Net asset value, end of the period	$13.06	$12.33	$13.18		$12.72	$13.53

Total return(c)	8.17%	(3.86)%	6.54%		(1.36)%	11.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$321,626	$354,285	$256,307		$232,034	$275,346
Net expenses	1.48%	1.49%	1.54	%(d)	1.54%	1.57%
Gross expenses	1.48%	1.49%	1.54	%(d)	1.54%	1.57%
Net investment income	2.16%	2.11%	2.46%		2.54%	2.55%
Portfolio turnover rate	143%	175%	122%		107%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  34

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$12.44	$13.28	$12.80		$13.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.42	0.46		0.32
Net realized and unrealized gain (loss)	0.73	(0.78)	0.52		(0.59)

Total from Investment Operations	1.14	(0.36)	0.98		(0.27)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.40)	(0.50)		(0.36)
Net realized capital gains	—	(0.08)	(0.00	)(b)	—

Total Distributions	(0.41)	(0.48)	(0.50)		(0.36)

Net asset value, end of the period	$13.17	$12.44	$13.28		$12.80

Total return	9.33%	(2.82)%	7.81%		(2.02	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,134,113	$2,209,110	$105,514		$19,247
Net expenses	0.39%	0.40%	0.46%		0.44	%(d)
Gross expenses	0.39%	0.40%	0.46%		0.44	%(d)
Net investment income	3.25%	3.27%	3.42%		3.81	%(d)
Portfolio turnover rate	143%	175%	122%		107%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$12.43	$13.27	$12.80		$13.61	$12.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.41	0.45		0.47	0.46
Net realized and unrealized gain (loss)	0.73	(0.78)	0.51		(0.51)	1.09

Total from Investment Operations	1.13	(0.37)	0.96		(0.04)	1.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.39)	(0.49)		(0.58)	(0.53)
Net realized capital gains	—	(0.08)	(0.00	)(b)	(0.19)	(0.19)

Total Distributions	(0.40)	(0.47)	(0.49)		(0.77)	(0.72)

Net asset value, end of the period	$13.16	$12.43	$13.27		$12.80	$13.61

Total return	9.22%	(2.89)%	7.65%		(0.35)%	12.54%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,953,919	$3,137,371	$1,310,824		$627,617	$634,946
Net expenses	0.48%	0.49%	0.54	%(c)	0.54%	0.58%
Gross expenses	0.48%	0.49%	0.54	%(c)	0.54%	0.58%
Net investment income	3.15%	3.14%	3.42%		3.54%	3.50%
Portfolio turnover rate	143%	175%	122%		107%	78%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2016

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Core Plus Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y and Class N shares. As of the close of business on January 11, 2016, Class B shares were converted into Class A shares and are no longer offered.

Class A shares are sold with a maximum front-end sales charge of 4.25% (4.50% prior to November 2, 2015). Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which

37  |

Notes to Financial Statements (continued)

September 30, 2016

require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary

|  38

Notes to Financial Statements (continued)

September 30, 2016

market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities of the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets
$11,857,953	0.2%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

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Notes to Financial Statements (continued)

September 30, 2016

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce or eliminate the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce or eliminate the amount of income available to be distributed by the Fund.

For the year ended September 30, 2016, the amount of income available to be distributed by the Fund has been reduced by $25,112,761 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the

|  40

Notes to Financial Statements (continued)

September 30, 2016

movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  When-Issued and Delayed Delivery Transactions.  The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

f.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s

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Notes to Financial Statements (continued)

September 30, 2016

understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, redemptions in-kind, treasury inflation protected bonds, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contracts mark-to-market, defaulted and/or non-income producing securities and treasury inflation-protected bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$183,568,698	$—	$183,568,698	$185,171,010	$9,466,139	$194,637,149

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Notes to Financial Statements (continued)

September 30, 2016

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,279,770

Capital loss carryforward:
Long-term:
No expiration date	(60,023,038)

Unrealized depreciation	(19,251,508)

Total accumulated losses	$(75,994,776)

As of September 30, 2016, unrealized depreciation on a tax basis was as follows:

Unrealized appreciation (depreciation)
Investments	$35,966,602
Foreign currency translations	(55,218,110)

Total unrealized depreciation	$(19,251,508)

h.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2016, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

i.  Due to/from Brokers.  Transactions and positions in certain delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due to broker balance in the Statement of Assets and Liabilities for the Fund represents cash received as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

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Notes to Financial Statements (continued)

September 30, 2016

j.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2016, the Fund did not loan securities under this agreement.

k.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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Notes to Financial Statements (continued)

September 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Agency Commercial Mortgage-Backed Securities	$—	$281,766,704	$11,857,953	(b)	$293,624,657
All Other Bonds and Notes(a)	—	5,645,267,147	—		5,645,267,147

Total Bonds and Notes	—	5,927,033,851	11,857,953		5,938,891,804

Senior Loans(a)	—	59,817,163	—		59,817,163
Preferred Stocks(a)	272,987	18,748,503	—		19,021,490
Short-Term Investments	—	445,931,588	—		445,931,588

Total Investments	$272,987	$6,451,531,105	$11,857,953		$6,463,662,045

Forward Foreign Currency Contracts (unrealized appreciation)	—	17,751	—		17,751

Total	$272,987	$6,451,548,856	$11,857,953		$6,463,679,796

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

45  |

Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Agency Commercial Mortgage-Backed Securities	$12,286,799	$—	$(880)	$(2,890)	$—
Oil Field Services	940,950	—	(2,157,350)	1,354,050	—

Total	$13,227,749	$—	$(2,158,230)	$1,351,160	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Agency Commercial Mortgage-Backed Securities	$(425,076)	$—	$—	$11,857,953	$(3,727)
Oil Field Services	(137,650)	—	—	—	—

Total	$(562,726)	$—	$—	$11,857,953	$(3,727)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign

|  46

Notes to Financial Statements (continued)

September 30, 2016

currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended September 30, 2016, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund as of September 30, 2016, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$17,751

Transactions in derivative instruments for the Fund during the year ended September 30, 2016, as reflected within the Statement of Operations, were as follows:

Net Realized Loss on:	Foreign currency transactions[1]
Foreign exchange contracts	$44,988

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$20,886

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

Forwards
Average Notional Amount Outstanding	0.23%
Highest Notional Amount Outstanding	0.24%
Lowest Notional Amount Outstanding	0.21%
Notional Amount Outstanding as of September 30, 2016	0.24%

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Notes to Financial Statements (continued)

September 30, 2016

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statement of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statement of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

As of September 30, 2016, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements by counterparty, are as follows:

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$17,751	$—	$17,751	$—	$17,751

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit

|  48

Notes to Financial Statements (continued)

September 30, 2016

default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2016:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$17,751	$17,751

5.  Purchases and Sales of Securities.  For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $742,121,645 and $1,826,931,448, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $7,752,484,835 and $7,504,478,579, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the

49  |

Notes to Financial Statements (continued)

September 30, 2016

Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $100 million	Next $1.9 billion	Over $2 billion
0.2000%	0.1875%	0.1500%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to the Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

Percentage of Average Daily Net Assets
First $100 million	Next $1.9 billion	Over $2 billion
0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statement of Operations as management fees.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2017, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y
0.80%	1.55%	1.55%	0.50%	0.55%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for the Fund.

|  50

Notes to Financial Statements (continued)

September 30, 2016

Loomis Sayles (and NGAM Advisors) shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2016, the management fees for the Fund were $9,874,754 (effective rate of 0.16% of average daily net assets).

For the year ended September 30, 2016, the advisory administration fees for the Fund were $9,874,753 (effective rate of 0.16% of average daily net assets).

No expenses were recovered during the year ended September 30, 2016 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), and a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays (or paid) NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services

51  |

Notes to Financial Statements (continued)

September 30, 2016

provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2016, the service and distribution fees for the Fund were as follows:

Service Fees			Distribution Fees
Class A	Class B	Class C	Class B	Class C
$2,013,209	$56	$821,776	$167	$2,465,327

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2016, the administrative fees for the Fund were $2,677,654.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $3,633,180.

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Notes to Financial Statements (continued)

September 30, 2016

As of September 30, 2016, the Fund owes NGAM Distribution $41,639 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution were $158,249 for the year ended September 30, 2016.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as

53  |

Notes to Financial Statements (continued)

September 30, 2016

designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.08% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2016, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$765,498	$23	$312,338	$4,569	$2,768,838

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

8.  Line of Credit.  Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

Prior to April 14, 2016 the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by

|  54

Notes to Financial Statements (continued)

September 30, 2016

all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, the Fund had no borrowings under these agreements.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Account Holders	Percentage of Ownership
1	7.27%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,603,070	$221,901,618	57,949,399	$757,297,253
Issued in connection with the reinvestment of distributions	1,359,724	17,125,510	1,930,361	24,960,078
Redeemed	(33,478,739)	(419,455,559)	(34,689,593)	(445,393,927)

Net change	(14,515,945)	$(180,428,431)	25,190,167	$336,863,404

55  |

Notes to Financial Statements (continued)

September 30, 2016

10.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class B(a)
Issued from the sale of shares	—	$—	90	$1,655
Issued in connection with the reinvestment of distributions	14	171	527	6,876
Redeemed	(7,201)	(88,563)	(44,652)	(582,052)

Net change	(7,187)	$(88,392)	(44,035)	$(573,521)

Class C
Issued from the sale of shares	5,559,755	$69,393,641	15,015,219	$196,948,567
Issued in connection with the reinvestment of distributions	343,977	4,337,974	455,968	5,896,096
Redeemed	(9,997,795)	(124,770,957)	(6,190,729)	(79,756,335)

Net change	(4,094,063)	$(51,039,342)	9,280,458	$123,088,328

Class N
Issued from the sale of shares	33,716,292	$430,452,814	189,587,048	$2,500,232,956
Issued in connection with the reinvestment of distributions	4,856,651	61,684,560	4,023,156	52,220,483
Redeemed	(34,783,568)	(440,237,567)	(23,949,864)	(310,530,852)
Redeemed in-kind (Note 11)	(19,303,792)	(243,999,935)	—	—

Net change	(15,514,417)	$(192,100,128)	169,660,340	$2,241,922,587

Class Y
Issued from the sale of shares	81,229,992	$1,029,374,760	237,417,381	$3,125,367,592
Issued in connection with the reinvestment of distributions	5,980,360	75,894,607	6,287,665	81,758,696
Redeemed	(115,122,870)	(1,449,415,633)	(90,106,606)	(1,161,814,292)

Net change	(27,912,518)	$(344,146,266)	153,598,440	$2,045,311,996

Increase (decrease) from capital share transactions	(62,044,130)	$(767,802,559)	357,685,370	$4,746,612,794

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

11.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Fund realized a loss of $7,027,450 on redemptions in-kind during the year ended September 30, 2016. This amount is included in realized gain (loss) on the Statement of Operations.

|  56

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Shareholders of Loomis Sayles Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I (the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

57  |

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2016, 0.04% of dividends distributed by Core Plus Bond Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended September 30, 2016, the Core Plus Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

|  58

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  60

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 1982 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  62

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

63  |

Trustee and Officer Information

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  64

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

65  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16
Loomis Sayles Core Plus Bond Fund	$42,693	$43,333	$920	$950	$7,905	$8,024	$—	$—

1.	Audit-related fees consist of:

2015 & 2016 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2015 & 2016 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2015 and 2016 were $8,825 and $8,974, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/14-9/30/15	10/1/15-9/30/16
Control Affiliates	$50,066	$119,120

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2016